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                                                                   EXHIBIT 3.112

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                              PCA OF LOS GATOS,INC.
                                     BY LAWS

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                                                  Adopted as of October 27, 1998

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                             PCA OF LOS GATOS, INC.

                                     BYLAWS

                                TABLE OF CONTENTS

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
ARTICLE I           OFFICES..................................................................................   1
     Section 1.1    Principal and Registered Office..........................................................   1
     Section 1.2    Other Offices............................................................................   1

ARTICLE II          MEETINGS OF SHAREHOLDERS.................................................................   1
     Section 2.1    Location....................:............................................................   1
     Section 2.2    Annual Meetings .........................................................................   1
     Section 2.3    Notice of Annual Meetings................................................................   1
     Section 2.4    Special Meetings.........................................................................   1
     Section 2.5    Notice of Special Meetings...............................................................   1
     Section 2.6    Business of Special Meetings.............................................................   2
     Section 2.7    Shareholder List.........................................................................   2
     Section 2.8    Quorum...................................................................................   2
     Section 2.9    Action by Shareholders...................................................................   2
     Section 2.10   Voting...................................................................................   2
     Section 2.11   Waiver of Notice.........................................................................   2
     Section 2.12   Action Without a Shareholders' Meeting...................................................   2

ARTICLE III         BOARD OF DIRECTORS.......................................................................   3
     Section 3.1    General Powers; Number, Tenure and Qualifications........................................   3
     Section 3.2    Vacancies................................................................................   3
     Section 3.3    Location of Meetings.....................................................................   3
     Section 3.4    Organizational Meetings..................................................................   3
     Section 3.5    Regular Meetings.........................................................................   3
     Section 3.6    Special Meetings.........................................................................   3
     Section 3.7    Meetings by Conference Telephone, etc....................................................   3
     Section 3.8    Quorum...................................................................................   3
     Section 3.9    Action Without a Meeting.................................................................   4
     Section 3.10   Committees...............................................................................   4
     Section 3.11   Committee Minutes and Reports............................................................   4
     Section 3.12   Compensation.............................................................................   4
     Section 3.13   Transactions with Directors, etc.........................................................   4
     Section 3.14   Removal of Directors.....................................................................   5

ARTICLE IV          NOTICES..................................................................................   5
     Section 4.1    Manner of Giving Notice..................................................................   5
     Section 4.2    Waiver of Notice.........................................................................   5

ARTICLE V           OFFICERS.................................................................................   5
     Section 5.1    Officers, Elections, Terms...............................................................   5
     Section 5.2    Duties of the Chairman of the Board......................................................   5

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
                                                                                                              Page
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
     Section 5.3    Duties of the President..................................................................   6
     Section 5.4    Vice Presidents..........................................................................   6
     Section 5.5    Treasurer................................................................................   6
     Section 5.6    Assistant Treasurer......................................................................   6
     Section 5.7    Secretary................................................................................   7
     Section 5.8    Assistant Secretaries....................................................................   7
     Section 5.9    Compensation.............................................................................   7
     Section 5.10   Other Officers...........................................................................   7
     Section 5.11   Vacancies................................................................................   7
     Section 5.12   Removal of Officers......................................................................   7

ARTICLE VI          CONTRACTS, CHECKS, BANK ACCOUNTS, ETC....................................................   7
     Section 6.1    Contracts, etc., How Executed............................................................   7
     Section6.2     Checks, Drafts, etc......................................................................   8
     Section 6.3    Deposits.................................................................................   8
     Section 6.4    General and Special Bank Accounts........................................................   8

ARTICLE VII         SHARES...................................................................................   8
     Section 7.1    Certificates for Shares..................................................................   8
     Section 7.2    Transfer of Shares.......................................................................   9
     Section 7.3    Regulations..............................................................................   9
     Section 7.4    Date for Determining Shareholders of Record..............................................   9
     Section 7.5    Lost, Destroyed and Mutilated Certificates...............................................   9
     Section 7.6    Examination of Books by Shareholders.....................................................  10

ARTICLE VIII        INDEMNIFICATION..........................................................................  10
     Section 8.1    Definitions and References...............................................................  10
     Section 8.2    Indemnification of and Advancement of Expenses to Directors..............................  10
     Section 8.3    Indemnification of and Advancement of Expenses to Officers, Employees and Agents.........  10
     Section 8.4    Liability Insurance......................................................................  10
     Section 8.5    Contract Rights..........................................................................  11
     Section 8.6    Non-exclusivity..........................................................................  11
     Section 8.7    Amendments...............................................................................  11
     Section 8.8    Severability.............................................................................  11

ARTICLE IX          WAIVER OF NOTICE.........................................................................  11

ARTICLE X           SEAL.....................................................................................  11

ARTICLE XI          FISCAL YEAR..............................................................................  12

ARTICLE XII         AMENDMENTS...............................................................................  12

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                              PCA OF LOS GATOS, INC

                                     BYLAWS

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                                    ARTICLE I
                                     OFFICES

     SECTION 1.1 PRINCIPAL AND REGISTERED OFFICE. The Corporation's principal office shall be in the City of Nashville, County of Davidson, State of Tennessee. The Corporation's registered office in the State of Tennessee shall be in the City of Nashville, County of Davidson.

     SECTION 1.2 OTHER OFFICES. The Corporation may also have offices at such other places hath within and without the State of Tennessee as the Board of Directors may from time to time determine or the business of the Corporation may require to the extent not prohibited by law.

                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

     SECTION 2.1 LOCATION. All meetings of shareholders shall be held at the Corporation's principal office, or at such other place cither within or without the State of Tennessee as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

     SECTION 2.2 ANNUAL MEETINGS. Annual meetings of shareholders shall be held on the date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. At the annual meeting, the shareholders shall elect a Board of Directors by plurality vote, and shall transact any other business as may properly come before the meeting.

     SECTION 2.3 NOTICE OF ANNUAL MEETING. Written notice of the annual meeting stating the place, day and hour of the meeting shall be given to each shareholder of record entitled to vote at such meeting not less than 10 days nor more than two months before the date of the meeting.

     SECTION 2.4 SPECIAL MEETINGS. Special meetings of shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Charter, may be called by the Chairman or the President, or a majority of the Board of Directors, or upon the written request of the holders of at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting. Such request by the shareholders shall state specifically the purpose or purposes of the proposed meeting.

     SECTION 2.5 NOTICE OF SPECIAL MEETINGS. Written notice of a special meeting stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each shareholder of record entitled to vote at such meeting not less than 10 days nor more than two months before the date of the meeting.

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     SECTION 2.6    BUSINESS OF SPECIAL MEETINGS. Business transacted at any
special meeting of shareholders shall be limited to the purposes stated in the notice.

     SECTION 2.7 SHAREHOLDER LIST. The officer who has charge of the Corporation's stock ledger shall prepare and make available for inspection by any shareholder beginning two business days after the notice of the meeting is given, and continuing through the time of the meeting, a complete, alphabetical list of shareholders entitled to vote at the meeting, arranged by voting group, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be available for inspection by any shareholder during regular business hours either at the Corporation's principal office or at a place within the city where the meeting is to be held, which place is specified in the notice of the meeting. The list of shareholders entitled to vote also shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

     SECTION 2.8 QUORUM. A majority of the votes entitled to be cast on a matter by a voting group constitutes a quorum of that voting group for action on that matter, except as otherwise provided by the Tennessee Business Corporation Act (the "Act") or the Charter. If, however, a quorum of the shares entitled to vote as a voting group is not obtained at any meeting of the shareholders, the chair of the meeting or the holders of a majority of the shares of such voting group who are present, in person or by proxy, may adjourn the meeting to another place, date or time, and no notice of such place, date or time need be given; PROVIDED, HOWEVER, that if a new record date for the adjourned meeting must be set, notice of such adjourned meeting must be given to persons who are shareholders as of the new record date. Every meeting of the shareholders may be adjourned from time to time until its business is completed, and except as provided herein or by applicable law, no notice need be given of such adjourned meeting.

     SECTION 2.9 ACTION BY SHAREHOLDERS. When a quorum is present at any meeting, action on any matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the question is one upon which by express provision in the Charter or the Act, a different vote is required, in which case, such express provision shall govern and control the decision of such question.

     SECTION 2.10 VOTING. Each shareholder shall at every meeting of the shareholders be entitled to one vote in person or by proxy for each share having voting power held by such shareholder, except as may otherwise be provided in the Charter.

     SECTION 2.11 WAIVER OF NOTICE. Whenever any notice is required to be given to any shareholder, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein shall be equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 2.12 ACTION WITHOUT A SHAREHOLDERS1 MEETING. Any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, upon the affirmative vote of the number of shares that would be necessary to authorize or take such action at a meeting, provided that all shareholders entitled to vote on the action consent to taking such action without a meeting. The consent(s) must be in writing, setting

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forth the action so taken, and shall be signed by each of the holders of outstanding shares entitled to vote on such matter, indicating each signing shareholder's vote or abstention on the action. Any such consent shall be delivered to the Corporation for inclusion in the minutes or filing with the corporate records.

                                   ARTICLE III

                               BOARD OF DIRECTORS

     SECTION 3.1 GENERAL, POWERS; NUMBER, TENURE AND QUALIFICATIONS. The Corporation's business, properties and affairs shall be managed by its Board of Directors (the "Board"), comprised of a number of directors determined from time to time by resolution of the Board or the shareholders. Directors shall be elected at each annual meeting of the shareholders, and shall hold office until their successors are elected and qualified.

     SECTION 3.2 VACANCIES. Vacancies in the Board may be filled by the shareholders or the affirmative vote of a majority of the remaining directors even though such remaining directors constitute less than a quorum of the Board. If there are no directors in office, the shareholders may hold a special meeting to elect directors.

     SECTION 3.3 LOCATION OF MEETINGS. Meetings of the Board, regular or special, shall be held at the Corporation's principal office unless otherwise specified in the notice thereof, in which event the meeting shall be held where specified in the notice, either within or without the State of Tennessee.

     SECTION 3.4 ORGANIZATIONAL MEETINGS. The first meeting of each newly elected Board shall be held on the day and time specified by the Corporation's Board. No notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum is present.

     SECTION 3.5 REGULAR MEETINGS. Regular meetings of the Board shall be held at such times and places as the Board by resolution may determine.

     SECTION 3.6 SPECIAL MEETINGS. Special meetings of the Board may be called by the Chairman, the President, or any two directors on 24 hours' personal, telephonic, telegraphic, facsimile or written notice to each director. Any notice or waiver thereof of a special meeting, whether personal, telephonic, telegraphic or written, need not include a statement of the business to be transacted at, nor the purposes of, such special meeting except as expressly required by statute, the Corporation's Charter or these Bylaws. Meetings of any committee of the Board may be called by the Chairman, the President or by the chairman of the committee, at any time upon personal, telephonic, telegraphic or written notice to each member of such committee and need not include a statement of the business to be transacted at, nor the purposes of, such special meeting.

     SECTION 3.7 MEETINGS BY CONFERENCE TELEPHONE, ETC. Meetings of the Board and of any committee thereof, may be held by means of a conference telephone or equivalent communication equipment by which all persons participating in the meeting can hear each other simultaneously. Participation by such means shall constitute presence in person at any such meeting.

     SECTION 3.8 QUORUM. At all meetings of the Board, a majority of the directors then holding office shall constitute a quorum for the transaction of business, and the act of a majority of the

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directors present at any meeting at which there is a quorum shall be the act of the Board, except as may otherwise specifically be provided by statute, the Charter or these Bylaws. If a quorum is not present at any meeting of the Board, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     SECTION 3.9 ACTION WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting or vote, upon the affirmative vote of the number of directors that would be necessary to authorize or take such action at a meeting, if a written consent setting forth the action taken is signed by all members of the Board or committee, as the case may be, and such written consent or consents are filed with the minutes of proceedings of the Board or of such committee. Such consents shall have the same effect as a meeting vote of the Board.

     SECTION 3.10 COMMITTEES. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution or resolutions of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation during intervals between meetings of the Board, except to the extent such power and authority may be prohibited or restricted by the Act. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board.

     SECTION 3.11 COMMITTEE MINUTES AND REPORTS. Each committee shall keep regular minutes of its meetings and report the same to the Board whenever required or requested.

     SECTION 3.12 COMPENSATION. The Board shall have the authority to fix the compensation of directors. The directors may be paid a fixed sum for attendance at each meeting of the Board and/or a stated salary as directors. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be compensated for attending committee meetings.

     SECTION 3.13 TRANSACTIONS WITH DIRECTORS, ETC. Insofar as not prohibited by applicable law, no contract or other transaction between the Corporation and one or more of its directors or officers or between the Corporation or any other entity in which one or more of its directors or officers are directors, officers or trustees, are general partners, or have a material financial interest, shall be void or voidable because of such relationship or interest, or because such director or officer is present at or participates in a meeting of the Board or a committee thereof which authorizes, approves or ratifies such contract or transaction, or solely because his or their votes are counted for such purpose, if either:

            (a) The material facts of the transaction and the director's or officer's interest were disclosed or known to the Board or a committee of the Board, and the Board or committee authorized, approved or ratified the transaction by the affirmative vote of a majority of the disinterested directors of the Board or the committee, even though the disinterested directors are less than a quorum; or

            (b) The material facts of the transaction and the director's or officer's interest were disclosed or known to the shareholders entitled to vote thereon, and such transaction was

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     authorized, approved or ratified by the vote of the disinterested holders of a majority of the shares entitled to vote thereon; or

            (c)     The transaction was fair as to the Corporation.

     SECTION 3.14 REMOVAL OF DIRECTORS. Any director may be removed from office with or without cause.

                                   ARTICLE IV

                                     NOTICES

     SECTION 4.1 MANNER OF GIVING NOTICE. Except as otherwise required by law, whenever notice is required to be given to any director or shareholder, such notice requirement can be satisfied by giving written notice by mail, postage prepaid, addressed to such director or shareholder, at his address as it appears on the records of the Corporation, and such notice shall be deemed to be given at the time when the same is deposited in the United States mail. Notice to directors may also be given in person or by telegram, facsimile or telephone.

     SECTION 4.2 WAIVER OF NOTICE. Whenever any notice is required to be given to any shareholder or director of the Corporation, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                    ARTICLE V

                                    OFFICERS

     SECTION 5.1 OFFICERS, ELECTION, TERMS. The officers of the Corporation shall be a President and a Secretary. The Board may also elect a Chairman of the Board, a Treasurer and one or more Vice Presidents, Assistant Treasurers, Assistant Secretaries and such other officers as the Board may from time to time deem proper. The Corporation's officers shall be elected annually by the Board at its regular annual organizational meeting to serve for a term of one year and until their respective successors are elected and qualified. If the officers or any of them for any reason should not be elected at the regular annual meeting of the Board, they may be elected at any regular or special meeting of the Board. Any person may hold two or more of the offices in the Corporation, except the same person may not serve as President and Secretary (or Assistant Secretary). The Board may in is discretion designate one or more of the Vice Presidents as Executive or Senior Vice Presidents.

     SECTION 5.2 DUTIES OF THE CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the shareholders and Board. He shall have authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation; he shall have power to endorse, when sold, assigned, transferred or otherwise disposed of by the Corporation, all certificates or shares of stock, bonds or other securities issued by other corporations, associations, trusts, whether public or private, or by any government agency thereof, and owned or held by the Corporation, and to make, execute and deliver all instruments or assignments of transfer of any of such stocks, bonds or other securities. He may, with the approval of the Board, or shall, at the Board's direction, delegate any or all of such duties to the President.

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     SECTION 5.3    DUTIES OF THE PRESIDENT. The President shall be the
Corporation's chief executive officer, and shall be responsible for all of the operations of the Corporation, and shall report to the Board.

     The President shall be responsible to the Chairman and to the Board and shall see that all orders and resolutions of the Board are carried into effect. He shall, under the direction of the Board, have general supervision and direction of the other officers, employees and agents of the Corporation and shall see that their duties, as assigned by the Board, are properly performed. He shall designate and assign the duties of the officers under his supervision, with the approval of the Board or at their direction.

     The President shall have authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation; he shall have power to endorse, when sold, assigned, transferred or otherwise disposed of by the Corporation, all certificates for shares, bonds or other securities or evidences of indebtedness issued by other corporations, associations, trusts, whether public or private, or by any government or agency thereof, and owned or held by the Corporation and to make, execute and deliver all instruments or assignments or transfers of any such stocks, bonds or other securities. In the absence of the Chairman of the Board, the President shall have authority to do any and all things delegated to the Chairman of the Board by the Board or by any committee of the Board having authority.

     The President shall have general authority over the Corporation's business and shall have such other powers and perform such other duties as the Board may from time to time prescribe.

     The President will perform all of the duties and have all of the authority of the Chairman of the Board in the absence of the Chairman of the Board, or in the event a Chairman is not elected.

     SECTION 5.4 VICE PRESIDENTS. The Vice Presidents (in order of the Executive Vice President, Senior Vice President and other Vice Presidents, each class in order of the seniority of its respective members or as designated by resolution of the Board) shall, in the absence or disability of the Chairman and President, perform the duties and exercise the powers of said officers, and shall perform such other duties and exercise such other powers as the Board, the Chairman of the Board or the President may prescribe. One or more vice presidents may be designated by the Board as either "Executive Vice President" or "Senior Vice President."

     SECTION 5.5 TREASURER. The Treasurer shall be the Corporation's chief financial officer and shall have charge and custody of, and shall be responsible for, all funds and securities of the Corporation, and shall deposit all such funds in the name of the Corporation in such banks or other depositories as shall be selected or authorized to be selected by the Board; shall render or cause to be rendered a statement of the condition of the finances of the Corporation at all regular meetings of the Board, and a full financial report at the annual meeting of shareholders, if called upon so to do; shall receive and give receipts for moneys due and payable to the Corporation from any source whatsoever; and, in general, subject to the provisions hereof shall perform or cause to be performed all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board.

     SECTION 5.6 ASSISTANT TREASURER. The Assistant Treasurers shall perform such duties as from time to time may be assigned to them by the Chairman of the Board, the President, the Treasurer

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or the Board. At the request of the Treasurer, or in case of his absence or inability to act, any Assistant Treasurer may act in his place.

     SECTION 5.7 SECRETARY. The Secretary, if present, shall act as secretary at all meetings of the Board and of the shareholders and keep the minutes thereof in a book or books to be provided for that purpose; shall see that all notices required to be given by the Corporation are duly given and served; shall be custodian of the seal of the Corporation and shall affix the seal or cause it or a facsimile thereof to be affixed to all certificates representing shares of the Corporation and to all documents the execution of which on behalf of the Corporation under its seal shall be duly authorized in accordance with the provisions of these Bylaws; shall have charge of the stock records of the Corporation; shall see that all reports, statements and other documents required by law are properly kept and filed; may sign, with any other proper officer of the Corporation thereunto authorized, certificates for shares, securities or evidences of indebtedness of the Corporation; and, in general, shall perform all the duties incident to the office of the Secretary and such other duties as from time to time may be assigned to him by the Chairman of the Board or the Board.

     SECTION 5.8 ASSISTANT SECRETARIES. The Assistant Secretaries shall perform such duties as from time to time may be assigned to them by the Chairman of the Board, the President, the Secretary or the Board. At the request of the Secretary, or in case of his absence or inability to act, any Assistant Secretary may act in his place.

     SECTION 5.9 COMPENSATION. The salaries of the Corporation's principal officers shall be fixed from time to time by the Board, after taking account of any recommendations by any committee to which the power to advise with respect to salaries is delegated by the Board. The Board may from time to time delegate to any principal officer or any committee power to fix the salaries of other officers, agents and employees. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation or a member of any committee contemplated by these Bylaws.

     SECTION 5.10 OTHER OFFICERS. The other officers of the Corporation shall perform such duties and shall exercise such powers as may be prescribed by the Board, or by the Chairman of the Board, or the President acting under authority delegated them by the Board.

     SECTION 5.11 VACANCIES. Vacancies in office arising from any cause may be filled by action of the Board at any regular or special meeting of the Board.

     SECTION 5.12 REMOVAL OF OFFICERS. The Board may remove any officer from office at any time by a majority vote of the whole Board of Directors.

                                   ARTICLE VI

                     CONTRACTS, CHECKS, BANK ACCOUNTS, ETC.

     SECTION 6.1 CONTRACTS, ETC., HOW EXECUTED. The Board may authorize any officer(s) or agent(s) to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances and if the Board so provides may be delegated by the person so authorized; and, unless so authorized by the Board or these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount. In general, absent specific authorization of the Board of Directors, and then only for the specific purposes and time set forth by the Board, no Treasurer, Secretary, Assistant Secretary or Assistant Treasurer may enter into any contract or instrument on behalf of the Corporation without the signature of the President or the Senior Vice President; PROVIDED nothing herein shall prevent such officers from attesting the signatures of other officers duly authorized to execute documents.

     SECTION 6.2 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers or agent or agents, as shall from time to time be determined by;,resolution of the Board.

     SECTION 6.3 DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation or otherwise as the Chairman of the Board, the President, or any other officer or officers authorized by the Board shall direct in such banks, trust companies or other depositories as may be selected by the Chairman of the Board, the President or any other officer or officers or agents or agents to whom power in that respect shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by such officer or officers or agent or agents as shall be determined by the Chairman of the Board, the President or any other officer or officers designated by the Board.

     SECTION 6.4 GENERAL AND SPECIAL BANK ACCOUNTS. The Board or the Chairman of the Board, the President or any other officer or officers designated by the Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as may be selected by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                   ARTICLE VII

                                     SHARES

     SECTION 7.1 CERTIFICATES FOR SHARES. Every holder of shares shall be entitled to have a certificate, in such form as the Board shall prescribe, certifying the number and class of Corporation shares owned by him. Each such certificate shall be signed in the name of the Corporation by the Chairman or Vice Chairman of the Board, the President or an Executive Vice President or a Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. The signature of any such officer may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate shall cease to be such officer, transfer agent or registrar, before such certificate shall have been issued by the Corporation, such certificate may nevertheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the shares represented by certificates, respectively, and the respective dates thereof, and, in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled, and a new certificate or certificates shall not be issued in exchange for any existing

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certificates until such existing certificate shall have been so cancelled, except in cases otherwise provided for in this Article Vll.

     SECTION 7.2 TRANSFER OF SHARES. Each transfer of Corporation shares shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, or with a transfer agent appointed as provided in this Article VII, upon the payment of any taxes thereon and the surrender of the certificate or certificates for such shares properly endorsed and in good delivery form. The person in whose name Corporation shares stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation; PROVIDED that whenever any transfer of shares shall be made for collateral security and not absolutely, such fact, if known to the Corporation or to any such transfer agent, shall be so expressed in the entry of transfer if requested by both the transferor and transferee.

     SECTION 7.3 REGULATIONS. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for Corporation shares. It may appoint, or authorize the Chairman or President to appoint, one or more transfer agents and one or more registrars, and may require all certificates for shares of the Corporation to bear the signature or signatures of any such transfer agents or registrars.

     SECTION 7.4    DATE FOR DETERMINING SHAREHOLDERS OF RECORD.

            (a) In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect to any change, conversion or exchange of shares or for the purpose of any other lawful action, the Board may fix in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which shall not be more than 70 days before the date of such meeting or action. If no record date is fixed by the Board, the record date shall be at the close of business on the day on which notice is given, or, if notice is waived, at the close of business on the day on which the meeting is held, or, in the case of a distribution (other than one involving the repurchase or reacquisition of shares), the day on which the Board authorizes such distribution. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of such meeting; PROVIDED, HOWEVER, that the Board may fix a new record date for the adjourned meeting and must fix a new record date if the meeting is adjourned to a date more than four months after the date for the original meeting.

            (b) If no record date has been fixed by the Board, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required under the Act, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered or principal office. Delivery to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

     SECTION 7.5 LOST, DESTROYED AND MUTILATED CERTIFICATES. The holder of any Corporation shares or other securities shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate(s) therefor, and the Board may, in its discretion, and after the expiration of such period of time as it may determine to be advisable, cause to be issued to him a new certificate or

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certificates for shares, upon the surrender of the mutilated certificate, or in case of loss or destruction of the certificate, upon proof satisfactory to the Board of such loss or destruction, and the Board or its delegee may, in its discretion, require the owner of the lost, destroyed or mutilated certificate, or his legal representatives, to give the Corporation a bond, in such sum and with such surety or sureties as it may direct, or to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, destruction or mutilation of any such certificate or the issuance of such new certificate.

     SECTION 7.6 EXAMINATION OF BOOKS BY SHAREHOLDERS. The Board shall, subject to any applicable statutes, have the power to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations the accounts and books and documents of the Corporation, or any of them, shall be open to the inspection of the shareholders; and no shareholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by any such statute, unless and until authorized so to do by resolution of the Board or of the shareholders of the Corporation.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     SECTION 8.1 DEFINITIONS AND REFERENCES. Terms used in this Article shall have the meanings assigned such terms in Part 5 of Chapter 18 of the Act. Whenever in this provision reference is made to a specific section of the Act, such reference shall be deemed to refer to such section as amended from time to time or any successor provision.

     SECTION 8.2 INDEMNIFICATION OF AND ADVANCEMENT OF EXPENSES TO DIRECTORS. The corporation shall indemnify and advance expenses to its directors to the full extent and under the conditions that a Tennessee corporation is permitted to indemnify and advance expenses to its directors under Part 5 of Chapter 18 of the Act, as amended from time to time, other than the provisions of Section 48-18-509 thereof.

     SECTION 8.3 INDEMNIFICATION OF AND ADVANCEMENT OF EXPENSES TO OFFICERS, EMPLOYEES AND AGENTS. The corporation shall indemnify and advance expenses to its officers who are not directors (and may, if authorized for a specific proceeding, indemnify and advance expenses to its employees and agents who are not officers or directors) to the same extent and under the same conditions as to directors. No advancement or reimbursement of expenses to officers, employees or agents in accordance with the foregoing sentence shall be made unless the proposed indemnitee furnishes the Corporation a written affirmation of his or her good faith belief that he or she has met the standard of conduct set forth in Section 48-18-502(a) of the Act, and he or she furnishes the Corporation a written undertaking, executed personally or on his or her behalf, to repay any advances if it is ultimately determined that he or she is not entitled to indemnification under this Article or Part 5 of Chapter 18 of the Act.

     SECTION 8.4 LIABILITY INSURANCE. The corporation may purchase and maintain insurance on behalf of an individual who is a director, officer, employee or agent of the Corporation or who, while a director, officer, employee or agent of the Corporation, serves at the Corporation's request as a director, officer, partner, trustee, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity against liability asserted against or incurred by him or her in that capacity or arising from his or her status as a director, officer,

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employee, or agent, whether or not the Corporation would have power to indemnify or advance expenses to him or her against the same liability under this Article or under Part 5 of Chapter 18 of the Act.

     SECTION 8.5 CONTRACT RIGHTS. The right to indemnification and advancement of expenses conferred hereunder to directors and officers shall be a contract right and shall not be affected adversely to any director or officer by any amendment of these Bylaws with respect to any action or inaction occurring prior to such amendment; provided, however, that this provision shall not confer upon any indemnitee or potential indemnitee (in his or her capacity as such) the right to consent or object to any subsequent amendment of these Bylaws.

     SECTION 8.6 NON-EXCLUSIVITY. The rights of a director or officer hereunder shall be in addition to any other rights with respect to indemnification, advancement of expenses or otherwise that he or she may have under contract or the Act or otherwise.

     SECTION 8.7 AMENDMENTS. No amendment, modification or rescission of this Article, or any provision hereof, the effect of which would diminish the rights to indemnification or advancement of expenses as set forth herein shall be effective as to any director or officer of the Corporation with respect to any action taken or omitted by such person prior to such amendment, modification or rescission.

     SECTION 8.8 SEVERABILITY. To the extent that the provisions of this Article are held to be inconsistent with the provisions of Part 5 of Chapter 18 of the Act, such provisions of such Act shall govern. In the event that any of the provisions of this Article (including any provision within a single section, subsection, division or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions of this Article shall remain enforceable to the fullest extent permitted by law.

                                   ARTICLE IX

                                WAIVER OF NOTICE

     Whenever any notice whatever is required to be given by these Bylaws or by statute, the person entitled thereto may in person, or in the case of a shareholder by his attorney thereunto duly authorized, waive such notice in writing (including, telegraph, cable, radio or wireless), whether before or after the meeting, or other matter in respect of which such notice is to be given, and in such event such notice, and any action to be taken after such notice or after the lapse of a prescribed period of time may be taken without such notice and without the lapse of any period of time.

                                    ARTICLE X

                                      SEAL

     The seal of the Corporation shall be in the form of a circle and shall bear the name of the Corporation, the year of its incorporation and the word "Tennessee" as impressed to the margin hereof. It need not be affixed to contracts and other agreements to which the Corporation is a party for such contracts and agreements to be binding.

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                                   ARTICLE XI

                                   FISCAL YEAR

     The fiscal year of the Corporation shall be determined by resolution of the Board.

                                   ARTICLE XII

                                   AMENDMENTS

     These Bylaws may be amended or repealed, or new Bylaws may be adopted, by the affirmative vote of a majority qf the Board at any regular or special meeting of the Board, unless the Charter or applicable law reserve this power to the shareholders.

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